SUPPLEMENT TO
                   THE FIRST INVESTORS EQUITY FUNDS PROSPECTUS
                             DATED JANUARY 26, 2001
                                 RELATING TO THE
                       FIRST INVESTORS FOCUSED EQUITY FUND

THE INFORMATION IN THE "OVERVIEW/PRIMARY INVESTMENT STRATEGIES" SECTION ON PAGE 42, IS DELETED AND REPLACED WITH THE FOLLOWING:

The Fund seeks to achieve its objective by focusing its investments in the common stocks of 20 to 40 U.S. companies. The Fund employs a two-fold investment approach: First, using a top-down approach, the Fund seeks to identify sectors and industries that will likely benefit over the short-term. As part of this process, the Fund considers not only current economic conditions, but also long-term demographic trends, technological changes and political and social developments in the U.S. and abroad. Second, using a bottom-up approach, the Fund relies on fundamental research to identify the most attractive companies within the sectors and industries that have been identified through the top-down analysis. The Fund focuses on large-capitalization, high quality companies that exhibit above average growth, a strong balance sheet and capable management. These companies will likely be in industries that are experiencing cyclical or secular growth.

THE INFORMATION IN THE FIRST FIVE PARAGRAPHS IN THE "OVERVIEW/PRIMARY RISKS" SECTION ON PAGE 42, IS DELETED AND REPLACED WITH THE FOLLOWING:

While there are substantial potential long-term rewards of investing in a concentrated portfolio of securities, there are also substantial risks. First, the value of the portfolio will fluctuate with movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment. Second, because the Fund is non-diversified and concentrates its investments in the stocks of a small number of issuers, the Fund's performance may be substantially impacted by the change in value of a single holding. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

The information in "The Fund in Detail/Principal Investment Strategies" section on pages 45 and 46, is deleted and replaced with the following:

The Fund normally invests in 20 to 40 common stocks and other equity securities of large- capitalization U.S. companies. These investments are selected primarily from the Standard & Poor's 500 Composite Stock Price Index. The Fund is a non-diversified investment company. The Fund will generally concentrate 45% to 60% of its portfolio in its top ten holdings. Under normal circumstances, at least 80% of the Fund's total assets will be invested in equity securities (including not only common stocks, but preferred stocks and securities convertible into common and preferred stocks.) The Fund will generally remain fully invested, but it may, at times, have cash positions of up to 10% or more due to market, industry or other considerations.

In selecting investments, the Fund favors large capitalization, high-quality companies with long-term growth potential. The companies will have accelerating earnings growth, strong possibility of multiple expansion, or hidden or unappreciated value.

The Fund uses a two-tiered strategy in selecting these investments:

     First, using a "top-down" approach, the Fund analyzes the general economic and investment environment. As part of the process, the Fund evaluates among other things, economic conditions, U.S. fiscal and monetary policy, long-term demographic trends, technological changes, and political and social developments in the U.S. and abroad. Based upon this analysis, the Fund attempts to anticipate trends and changes in markets and the overall economy. The Fund then seeks to identify those industries and sectors that will likely benefit over the next three to nine months from the current economic environment.

     Second, using a "bottom-up" approach, the Fund relies on fundamental analysis to identify 20 to 40 of the most attractive large-capitalization companies within the industries or sectors identified through top-down analysis. The Fund's fundamental analysis involves the assessment of a company's business environment, global expansion plans, management, balance sheet, income statement, anticipated earnings, revenues and other related measures of value. Assessment of investor sentiment may also be an important factor in evaluating purchases.

While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies. The Fund's investments in securities of foreign companies are generally limited to those which are denominated in U.S. dollars and listed and traded on a U.S. securities exchange or NASDAQ, either directly or through depository receipts.

The Fund continually monitors every company in its portfolio for fundamental attractiveness. The fund typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating investment fundamentals, or alternative investments become sufficiently more attractive.

IN THE SECTION ENTITLED "THE FUND IN DETAIL/PRINCIPAL RISKS," ON PAGE 46, THE PARAGRAPH ENTITLED "MARKET RISK," IS DELETED AND REPLACED WITH THE FOLLOWING:

Because the Fund primarily invests in stocks, it is subject to market risk. Stock prices in general may decline over short or even extended periods not only due to company specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

IN THE SECTION ENTITLED "THE FUND IN DETAIL/PRINCIPAL RISKS", ON PAGE 46 THE FOURTH AND FIFTH PARAGRAPHS ENTITLED "EVENT-DRIVEN STYLE-RISK" AND "FUTURES AND OPTIONS RISK" ARE DELETED AND NOT REPLACED.

IN THE SECTION ENTITLED "THE FUND IN DETAIL/PRINCIPAL RISKS," ON PAGE 46 THE FOLLOWING PARAGRAPH ENTITLED "FOREIGN INVESTMENT RISK" IS ADDED AFTER THE PARAGRAPH ENTITLED "NON-DIVERSIFICATION RISK":

Foreign investments involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

IN THE SECTION ENTITLED "THE FUND IN DETAIL/PRIMARY RISKS," ON PAGE 46 THE FOLLOWING PARAGRAPH ENTITLED "FREQUENT TRADING Risks" is added after the paragraph entitled "Foreign Investment Risk":

Due to its strategies, the Fund may engage in frequent trading, which could produce higher transaction costs and a lower total return.

UNDER THE SECTION ENTITLED "FUND MANAGEMENT," ON PAGES 53 AND 54, THE FIRST SENTENCE IN THE SEVENTH PARAGRAPH IS REPLACED WITH THE FOLLOWING:

Wellington Management Company, LLP ("WMC") serves as investment subadviser of the All-Cap Growth Fund, the Focused Equity Fund, and the Global Fund. Arnhold and S. Bleichroeder, Inc. ("ASB") served as subadviser to the Focused Equity Fund from November 8, 1999 (commencement of operations) until May 1, 2001,w hen it was replaced with WMC.

UNDER THE SECTION ENTITLED "FUND MANAGEMENT" ON PAGE 54, THE FOLLOWING IS ADDED AS THE EIGHTH PARAGRAPH:


WMC is serving as subadviser to the Focused Equity Fund under an Interim Subadvisory Agreement pending approval of a standard Subadvisory Agreement at a Shareholder Meeting. The Interim Subadvisory Agreement can remain in effect for up to 150 days.

THE LAST PARAGRAPH UNDER THE SECTION "FUND MANAGEMENT" ON PAGE 54 IS DELETED AND REPLACED WITH THE FOLLOWING:

The Focused Equity Fund is managed by Maya K. Bittar, CFA and Vice President. Prior to joining WMC in 1998, Ms. Bittar was a Senior Portfolio Manager at Firstar Investment Research and Management Company (1993-1998).

THIS SUPPLEMENT IS DATED MAY 1, 2001.


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


           SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION FOR
                      FIRST INVESTORS SERIES FUND II, INC.
                             DATED JANUARY 26, 2001
                                 RELATING TO THE
                               FOCUSED EQUITY FUND

THE FOLLOWING INFORMATION REPLACES THE INFORMATION IN THE SECTION ENTITLED "INVESTMENT STRATEGIES AND RISKS" FOUND ON PAGES 4 AND 5, UNDER THE HEADING "FOCUSED EQUITY FUND":

         FOCUSED EQUITY FUND seeks its objective of capital appreciation by investing primarily in the equity securities of approximately 20 to 40 companies. Under normal circumstances, at least 80% of the Fund's total assets will be invested in equity securities, including common stocks, preferred stocks, convertible securities and warrants.

         The majority of the Fund's investments are expected to be securities listed on the NYSE or other national securities exchanges, or securities that have an established OTC market, although the depth and liquidity of the OTC market may vary from time to time and from security to security.

         The Fund may invest without limitation in securities of foreign companies that are U.S. dollar denominated and listed and traded on a U.S. securities exchange, or the NASDAQ Stock Market ("NASDAQ"), either directly or through depository receipts. Although the Fund may also invest in securities of foreign companies that are denominated in foreign currencies or that are not listed or traded on a U.S. securities exchange or the NASDAQ, it will not invest more than 5% of its assets in such securities. Securities of foreign companies involve additional risks, including currency fluctuations, political instability, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

         The Fund may also purchase or sell futures or options. See "Futures and Options Strategies" below.

         When market conditions warrant, or when the Fund's Subadviser, WMC, believes it is necessary to achieve the Fund's objective, the Fund may invest in fixed-income securities. The fixed-income securities in which the Fund may invest include money market instruments (including prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances), U.S. Government Obligations (including mortgage-backed securities) and corporate debt securities. In addition, the Fund may invest in debt securities rated below Baa by Moody's or BBB by S&P (including debt securities that have been downgraded), or in unrated debt securities that are of comparable quality as determined by the Subadviser. Securities rated lower than BBB by S&P or Baa by Moody's, commonly referred to as "junk bonds" or "high yield securities," are speculative and generally involve a higher risk of loss of principal and income than higher-rated securities. See "Debt Securities," "High Yield Securities", and Appendix C for a description of debt security ratings.

         Although the Fund may borrow money, it has no present intention of borrowing other than for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may make loans of portfolio securities, enter into repurchase agreements and invest in zero coupon securities and securities issued on a "when-issued" or delayed delivery basis. In any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all or part of its assets invested in short-term fixed-income securities or retained in cash or cash equivalents.

         Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

THE FOLLOWING INFORMATION REPLACES THE SECOND AND THIRD SENTENCES IN THE FIRST PARAGRAPH UNDER THE HEADING "FUTURES AND OPTIONS STRATEGIES" FOUND ON PAGE 24.

It is anticipated that the most likely type of strategy to be employed by the Focused Equity Fund would be to buy S&P 500 Index futures or NASDAQ 100 Index futures in order to gain exposure to the market. In the situation where an event may cause an unknown market reaction to a security held in the portfolio, the Fund might use options on that security to help to protect against a price decline.

THE FOLLOWING INFORMATION REPLACES THE INFORMATION FOUND IN THE FIRST TWO PARAGRAPHS ON PAGES 48 AND 49, UNDER THE HEADING "FOCUSED EQUITY FUND:"


         SUBADVISERS. Wellington Management Company, LLP has been retained by the Adviser and the Series Fund II as the investment subadviser to GLOBAL FUND and ALL-CAP GROWTH FUND under a Subadvisory Agreement.

         On May 1, 2001, WMC replaced Arnhold and S.Bleichroeder, Inc., ("ASB") as investment subadviser to the FOCUSED EQUITY FUND. WMC is serving as subadviser to the Focused Equity Fund under an Interim Subadvisory Agreement pending approval of a standard Subadvisory Agreement at a Shareholder Meeting. The Interim Subadvisory Agreement can remain in effect for up to 150 days. Prior to May 1, 2001 ASB served as the Fund's investment subadviser.

         Under the proposed Subadvisory Agreement with WMC, the Adviser will pay to WMC a fee at an annual rate of 0.425% of the average daily net assets of the FOCUSED EQUITY FUND up to and including $50 million, 0.325% of the average daily net assets in excess of $50 million up to and including $150 million, and 0.275% of the average daily net assets of $150 million up to and including $500 million and 0.250% of the average daily net assets in excess of $500 million. This fee will be computed daily and paid monthly.

         Under the Interim Subadvisory Agreement, WMC will be compensated under the same fee schedule, except that the fees will not exceed what the fees would have been under the following schedule that applied to ASB: 0.400% of the average daily net assets of the Focused Equity Fund up to and including $100 million, 0.275% of the average daily net assets in excess of $100 million up to and including $500 million, and 0.200% of the average daily net assets in excess of $500 million. This fee was computed daily and paid monthly.

IN THE SECTION ENTITLED "ALLOCATION OF PORTFOLIO BROKERAGE" ON PAGES 54 AND 55 ALL REFERENCES TO ASB ARE DELETED AND NOT REPLACED. IN ADDITION THE LAST TWO SENTENCES OF THE THIRD PARAGRAPH ON PAGE 55 ARE DELETED AND NOT REPLACED.

THE FOLLOWING PARAGRAPH IS ADDED AS THE LAST PARAGRAPH OF THE SECTION ENTITLED "PERFORMANCE" ON PAGE 66.

         From time to time, in reports and promotional literature as well as in the prospectus, the FOCUSED EQUITY FUND may report its performance for the period of time WMC has acted as investment subadviser.

         THIS SUPPLEMENT IS DATED MAY 1, 2001

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